Debt	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Debt

NOTE H — Debt

On January 10, 2012, CTS amended its unsecured revolving credit facility, originally entered into on November 18, 2010. This amendment provided for an increase in the revolving credit facility to $200 million and increased the accordion feature, whereby CTS can expand the facility to $300 million, subject to participating banks’ approval. Additionally, among other changes, the amendment reduced the applicable margin by 25 basis points, increased the total consideration the Company is permitted to pay for non-U.S.-based acquisitions, and extended the term of the credit facility through January 10, 2017.

Long-term debt was comprised of the following at December 31:

($ in thousands)	2013	2012

Revolving credit facility, weighted-average interest rate of 1.9% (2013) and 1.8% (2012), due in 2017	$75,000	$153,500
Less current maturities	—	—

Total long-term debt	$75,000	$153,500

There was $75 million outstanding under the revolving credit facility at December 31, 2013 and $153.5 million at December 31, 2012. The Company had $122.4 million available under the revolving credit facility at December 31, 2013, net of standby letters of credit of $2.6 million, and $43.9 million available at December 31, 2012, net of standby letters of credit of $2.6 million. Interest rates on the revolving credit facility fluctuate based upon the London Interbank Offered Rate and the Company’s quarterly total leverage ratio. CTS pays a commitment fee on the undrawn portion of the revolving credit facility. The commitment fee varies based on the quarterly leverage ratio and was 0.30 percent per annum at December 31, 2013. The revolving credit facility requires, among other things, that CTS comply with a maximum total leverage ratio and a minimum fixed charge coverage ratio. Failure of CTS to comply with these covenants could reduce the borrowing availability under the revolving credit facility. CTS was in compliance with all debt covenants at December 31, 2013. The revolving credit facility requires CTS to deliver quarterly financial statements, annual financial statements, auditors certifications and compliance certificates within a specified number of days after the end of a quarter and year. Additionally, the revolving credit facility contains restrictions limiting CTS’ ability to: dispose of assets; incur certain additional debt; repay other debt or amend subordinated debt instruments; create liens on assets; make investments, loans or advances; make acquisitions or engage in mergers or consolidations; engage in certain transactions with CTS’ subsidiaries and affiliates; and make stock repurchases and dividend payments.

CTS uses interest rate swaps to convert a portion of the line of credit’s variable rate of interest into a fixed rate. During the second quarter of 2012, CTS entered into four separate interest rate swap agreements to fix interest rates on $50 million of long-term debt for the periods January 2013 to January 2017. In the third quarter of 2012, CTS entered into four separate interest rate swap agreements to fix interest rates on $25 million of long-term debt for the periods January 2013 to January 2017. The difference to be paid or received under the terms of the swap agreements, will be recognized as an adjustment to interest expense for the related line of credit when settled.

These swaps are treated as cash flow hedges, and consequently, the changes in fair value were recorded in Other Comprehensive Income. An unrealized gain before tax of approximately $289,000 was recorded in Other Comprehensive Earnings/(Loss) for the year ended December 31, 2013. An unrealized loss of approximately $1,607,000 was recorded in Other Comprehensive Earnings/(Loss) for the year ended December 31, 2012. CTS also reclassed approximately $322,000 of realized loss out of other comprehensive income to interest expense for the year ended December 31, 2013. No realized amounts were reclassed out of other comprehensive income to interest expense for the year ended December 31, 2012. Approximately $392,000 was recorded as a current liability and $604,000 recorded as a non-current liability in Other Long-term Obligations on the Consolidated Balance Sheets at December 31, 2013. Approximately $271,000 was recorded as a current liability and $1,336,000 was recorded as a non-current liability in Other Long-term Obligations on the Consolidated Balance Sheets at December 31, 2012. The balance recorded as a current liability is expected to be reclassified into earnings in 2014 based on the prevailing interest rate at December 31, 2013.

As a result of the use of these derivative instruments, the Company is exposed to the risk that counterparties to derivative contracts will fail to meet their contractual obligations. To mitigate the counterparty credit risk, the Company has a policy of only entering into contracts with carefully selected major financial institutions based upon their credit ratings and other factors. CTS’ established policies and procedures for mitigating credit risk on principal transactions include reviewing and establishing limits for credit exposure and continually assessing the creditworthiness of counterparties.